Exhibit 99.2

1 Merit Medical Investor Call July 30, 2026 Second Quarter 2026 Results Martha Aronson President and CEO Raul Parra CFO

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others:  statements preceded or followed by, or that include the words, “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “seeks,” “believes,” “estimates,” “projects,” “forecasts,” “potential,” “target,” “continue,” “upcoming,” “optimistic” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology;  statements that address Merit’s future operating performance or events or developments that Merit’s management expects or anticipates will occur, including, without limitation, any statements regarding Merit’s projected revenues, earnings or other future financial measures, Merit’s plans and objectives for future operations, Merit’s proposed new products or services, the integration, development or commercialization of the business or any assets acquired from other parties, future economic conditions or performance, the implementation of, and results which may be achieved through, Merit’s Continued Growth Initiatives Program or other business optimization initiatives, and any statements of assumptions underlying any of the foregoing; and  statements regarding Merit’s past performance, efforts, or results about which inferences or assumptions may be made, including statements proceeded or followed by the words "preliminary," "initial," "potential," "possible," "diligence," "industry-leading," "compliant," "indications," or "early feedback" or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology. The forward-looking statements contained in this presentation are based on Merit management’s current expectations and assumptions regarding future events or outcomes. If underlying expectations or assumptions prove inaccurate, or risks or uncertainties materialize, actual results will likely differ, and may differ materially, from Merit’s expectations reflected in any forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Investors are cautioned not to unduly rely on any such forward-looking statements. The following are some of the important risks and uncertainties that could cause Merit’s actual results to differ from management’s expectations in any forward-looking statements: risks and uncertainties arising from the conflict among the United States, Israel and Iran and related geopolitical instability; risks and uncertainties associated with Merit’s acquisition of View Point Medical, Inc. (“View Point”) and the OneMark® Detection Imaging System and related technology; risks and uncertainties associated with Merit’s integration of the View Point business, assets and operations into its operations and its ability to achieve anticipated financial results, product development and other anticipated benefits of the acquisition; uncertainties as to whether Merit will achieve revenue or other financial performance consistent with its forecasts projected for Merit’s acquisition of View Point in April 2026 (the “View Point Merger”); risks and uncertainties associated with Merit’s executive succession planning activities and leadership transition; risks and uncertainties regarding trade policies or related actions implemented by the U.S. or other countries, including existing, proposed, prospective or invalidated tariffs, duties or other measures; risks and uncertainties associated with Merit’s integration of businesses or assets acquired from third parties, including View Point in April 2026, the business and assets acquired from Pentax of America, Inc. related to the C2 CryoBalloon device in November 2025 (the “C2 Acquisition”) and Merit’s acquisition of Biolife Delaware, L.L.C. (“Biolife”) in May 2025 (the “Biolife Merger”), and Merit’s ability to achieve the anticipated financial results, product development and other anticipated benefits of such acquisitions; effects of the Convertible Notes on Merit’s net income and earnings per share performance; restrictions and limitations set forth in the Convertible Notes and Indenture, which could affect Merit’s ability to operate its business as well as its liquidity; disruptions in Merit’s supply chain, manufacturing or sterilization processes; U.S. and global political, economic, competitive, reimbursement and regulatory conditions; modification or limitation of, or policies and procedures associated with, governmental or private insurance reimbursement policies; reduced availability of, and price increases associated with, components and other raw materials; increases in transportation expenses; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; prospective financial obligations or other uncertainties associated with the DualCap® product line which Merit sold to Health Line International Corporation (“Health Line”) on February 17, 2026 (the “DualCap Divestiture”); fluctuations in interest or foreign currency exchange rates and inflation; cybersecurity events; government scrutiny and regulation of the medical device industry; difficulties relating to development, testing and regulatory approval, clearance and maintenance of Merit’s products; the safety, efficacy and patient and physician adoption of Merit’s products; the ability to fully enroll and the outcomes of ongoing and future clinical trials and market studies relating to Merit’s products; litigation and other legal proceedings affecting Merit; risks and possible effects of Merit’s failure to comply with U.S. and foreign laws and regulations; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States or other jurisdictions or exposure to additional tax liabilities which may adversely affect Merit’s effective tax rate; termination of relationships with Merit’s suppliers, or failure of such suppliers to perform; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; failure to comply with applicable environmental laws; changes in key personnel; labor shortages and increases in labor costs; price and product competition; extreme weather events; and geopolitical events. For a further discussion of the risks and uncertainties and other factors that may affect Merit’s business, operations and financial condition, see Part I, Item 1A. “Risk Factors” in Merit’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC, which Merit updated in Part II, Item 1A. “Risk Factors” in Merit’s Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2026 and June 30, 2026. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Those estimates and all other forward-looking statements included in this presentation are made only as of the date of this presentation, and except as otherwise required by applicable law, Merit assumes no obligation to update or disclose revisions to estimates and all other forward-looking statements.

3 NON-GAAP FINANCIAL MEASURES Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period-over-period comparisons of such operations. Certain financial measures included in this presentation, or which may be referenced in management’s discussion of Merit’s historical and future operations and financial results, have not been calculated in accordance with GAAP, and, therefore, are referenced as non-GAAP financial measures. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Additionally, non-GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges readers to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. Please refer to “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. TRADEMARKS Unless noted otherwise, trademarks and registered trademarks used in this presentation are the property of Merit Medical Systems, Inc., its subsidiaries, or its licensors.

4 Q2 2026 Q2 2025 % Change YTD 2026 YTD 2025 % Change Revenue $418.8M $382.5M 9.5% $800.7M $737.8M 8.5% Gross Margin 51.4% 48.2% 6.5% 50.0% 48.3% 3.4% Operating Margin 14.4% 12.3% 17.7% 13.1% 11.9% 9.6% Net Income $38.8M $32.6M 19.1% $79.8M $62.7M 27.2% Earnings per Share $0.65 $0.54 20.3% $1.33 $1.03 29.2% Financial Summary: GAAP 4 Note: Amounts in this presentation are rounded while percentages are calculated from the underlying amounts. In millions, except per share amounts and percentages

5 Q2 2026 Q2 2025 % Change YTD 2026 YTD 2025 % Change $411.2M $377.2M 9.0% $774.4M $727.6M 6.4% Constant Currency Revenue, Organic* Non-GAAP Gross Margin* 55.8% 53.2% 4.9% 54.6% 53.3% 2.4% Non-GAAP Operating Margin* 22.6% 21.2% 6.7% 21.2% 20.2% 4.8% Non-GAAP Net Income* $71.3M $61.0M 16.9% $127.9M $113.9M 12.3% Non-GAAP Earnings per Share* $1.19 $1.01 18.0% $2.13 $1.87 14.1% Financial Summary: Non-GAAP* 5 Note: Amounts in this presentation are rounded while percentages are calculated from the underlying amounts. * See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. In millions, except per share amounts and percentages

6 Revenue Breakdown – Q2 Region Q2 2026 Q2 2025 $ Change % Change CC % Change* Domestic $252,051 $227,082 $24,969 11.0% 11.5% International 166,792 155,380 11,412 7.3% 4.7% Total $418,843 $382,462 $36,381 9.5% 8.7% 6 * A non-GAAP financial measure, representing revenue growth on a constant currency (“CC”) basis. See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. In thousands, except percentages

7 Revenue Breakdown - YTD * A non-GAAP financial measure, representing revenue growth on a constant currency (“CC”) basis. See "Notes to Non-GAAP Financial Measures" below for additional information regarding non-GAAP measures used in this presentation. In thousands, except percentages Region YTD 2026 YTD 2025 $ Change % Change CC % Change* Domestic $478,567 $440,646 $37,921 8.6% 9.2% International 322,153 297,167 24,986 8.4% 3.8% Total $800,720 $737,813 $62,907 8.5% 7.0%

8 Financial Metrics Metric Q2 2026 Q2 2025 YTD 2026 YTD 2025 Depreciation & Amortization $31.0M $31.0M $61.5M $60.3M Stock Comp (performance-based) 6.6M 5.9M 12.4M 10.7M Stock Comp (not performance-based) 6.3M 5.0M 9.5M 9.3M Operating Cash Flow 69.3M 83.3M 110.0M 123.9M Capital Expenditures-Property and Equipment 17.3M 13.8M 33.3M 34.8M 8 In millions

Fiscal Year 2026 Financial Guidance

Revenue and Earnings Guidance*

Financial Measure	Updated Guidance: Year Ending December 31, 2026	Updated Guidance: % Change Y/Y	Prior Guidance[2]: Year Ending December 31, 2026	Prior Guidance[2]: % Change Y/Y
Total Revenue	**$1.631 - $1.643 billion**	**8% - 8%**	**$1.612 - $1.634 billion**	**6% - 8%**
Non-GAAP Earnings Per Share[1]	**$4.25 - $4.35**	**11% - 14%**	**$4.01 - $4.15**	**5% - 8%**

(1) Merit's non-GAAP earnings per share reflect the dilutive impact of its 3.00% Convertible Senior Notes due 2029 calculated using the if-converted method of approximately $0.03 per share for the year ending December 31, 2026. Any offsetting impacts of the capped call associated with the Convertible Notes are not considered.

(2) "Prior Guidance" reflects Merit's full-year 2026 financial guidance, previously introduced on April 30, 2026.

2026 Net Sales Guidance - % Change from Prior Year (Constant Currency) Reconciliation*

	Updated Guidance: Low	Updated Guidance: High	Prior Guidance[1]: Low	Prior Guidance[1]: High
2026 Net Sales Guidance - % Change from Prior Year (GAAP)	7.6%	8.4%	6.3%	7.8%
Estimated impact of foreign currency exchange rate fluctuations	(0.8%)	(0.8%)	(0.8%)	(0.8%)
2026 Net Sales Guidance - % Change from Prior Year (Constant Currency)	6.8%	7.6%	5.6%	7.0%

(1) "Prior Guidance" reflects Merit's full-year 2026 financial guidance, previously introduced on April 30, 2026.

* Percentage figures approximated; percentage and dollar figures may not foot due to rounding

Merit does not provide guidance for GAAP reported financial measures (other than revenue) or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures (other than revenue) because Merit is unable to predict with reasonable certainty the financial impact of various items which could impact Merit's future financial results, such as expenses related to acquisitions or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain employee termination benefits, performance-based stock compensation expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings, and changes in governmental or industry regulations. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, Merit is unable to address the significance of the unavailable information, which could be material to future results. Specifically, Merit is not, without unreasonable effort, able to reasonably predict the amount and impact of these items and Merit believes inclusion of the most comparable GAAP financial measure, and a reconciliation of these forward-looking non-GAAP measures to their GAAP counterparts could be confusing to investors or cause undue reliance.

Merit's financial guidance for the year ending December 31, 2026, is subject to risks and uncertainties identified in this presentation and Merit's filings with the U.S. Securities and Exchange Commission (the "SEC"). This guidance is based on information and estimates available to Merit as of July 30, 2026. Should known or unknown risks or uncertainties materialize or should underlying assumptions prove inaccurate, actual results will likely vary, and could vary materially, from past results and those anticipated, estimated or projected.

9

10 Appendix

11 Notes to Non-GAAP Financial Measures For additional details, please see the accompanying press release and forward-looking statement disclosure. These presentation materials and associated commentary from Merit’s management, as well as the press release issued today, use non-GAAP financial measures, including: • constant currency revenue; • constant currency revenue, organic; • non-GAAP gross profit and margin; • non-GAAP operating income and margin; • non-GAAP net income; • non-GAAP earnings per share; and • free cash flow. Merit’s management team uses these non-GAAP financial measures to evaluate Merit’s profitability and efficiency, to compare operating and financial results to prior periods, to evaluate changes in the results of its operating segments, and to measure and allocate financial resources internally. However, Merit’s management does not consider such non-GAAP measures in isolation or as an alternative to measures determined in accordance with GAAP. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit’s net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Merit believes it is useful to exclude such items in the calculation of non-GAAP gross profit and margin, non-GAAP operating income and margin, non-GAAP net income, and non-GAAP earnings per share (in each case, as further illustrated in the reconciliation tables below) because such amounts in any specific period may not directly correlate to the underlying performance of Merit’s business operations and can vary significantly between periods as a result of factors such as acquisition or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain employee termination benefits, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings or changes in tax or industry regulations, gains or losses on disposal of certain assets, equity method investment loss (income) from equity investees, and debt issuance costs. Merit may incur similar types of expenses in the future, and the non-GAAP financial information included in this presentation should not be viewed as a statement or indication that these types of expenses will not recur. Additionally, the non-GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges readers to review the reconciliations of its non-GAAP financial measures to their most directly comparable GAAP financial measures included herein, and not to rely on any single financial measure to evaluate Merit’s business or results of operations.

12 Notes to Non-GAAP Financial Measures (cont.) Constant Currency Revenue Merit’s constant currency revenue is prepared by converting the current-period reported revenue of subsidiaries whose functional currency is a currency other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period and adjusting for the effects of hedging transactions on reported revenue, which are recorded in the U.S. dollar. The constant currency revenue adjustment of $(3.0) million and $(10.9) million to reported revenue for the three and six-month periods ended June 30, 2026 was calculated using the applicable average foreign exchange rates for the three and six-month periods ended June 30, 2025. Constant Currency Revenue, Organic Merit’s constant currency revenue, organic, is defined, with respect to prior fiscal year periods, as GAAP revenue less revenue from certain divestitures. For the three and six-month periods ended June 30, 2025, Merit’s constant currency revenue, organic, excludes revenues attributable to the DualCap Divestiture. With respect to current fiscal year periods, constant currency revenue, organic, is defined as constant currency revenue (as defined above), less revenue from certain acquisitions and divestitures. For the three and six-month periods ended June 30, 2026, Merit’s constant currency revenue, organic, excludes revenues attributable to products acquired in connection with (i) the View Point Merger, (ii) the C2 Acquisition and (iii) the Biolife Merger. For the six-month period ended June 30, 2026, Merit’s constant currency revenue, organic, excludes revenues attributable to the DualCap Divestiture. Non-GAAP Gross Profit and Margin Non-GAAP gross profit is calculated by reducing GAAP cost of sales by amounts recorded for amortization of intangible assets and inventory mark-up related to acquisitions. Non-GAAP gross margin is calculated by dividing non-GAAP gross profit by reported net sales. Non-GAAP Operating Income and Margin Non-GAAP operating income is calculated by adjusting GAAP operating income for certain items which are deemed by Merit’s management to be outside of core operations and vary in amount and frequency among periods, such as expenses related to acquisitions or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain employee termination benefits, performance-based stock compensation expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings, and changes in governmental or industry regulations, as well as other items referenced in the tables below. Non-GAAP operating margin is calculated by dividing non-GAAP operating income by reported net sales.

13 Notes to Non-GAAP Financial Measures (cont.) Non-GAAP Net Income Non-GAAP net income is calculated by adjusting GAAP net income for the items set forth in the definition of non-GAAP operating income above, as well as for expenses related to our long-term debt, gains or losses on disposal of certain assets, equity method investment loss (income) from equity investees, and other items set forth in the tables below. Non-GAAP EPS Non-GAAP EPS is defined as non-GAAP net income divided by the diluted shares outstanding for the corresponding period. Free Cash Flow Free cash flow is defined as cash flow from operations calculated in accordance with GAAP, less capital expenditures for property and equipment calculated in accordance with GAAP, as set forth in the consolidated statement of cash flows. Other Non-GAAP Financial Measure Reconciliations The following tables set forth supplemental financial data and corresponding reconciliations of non-GAAP financial measures to Merit’s corresponding financial measures prepared in accordance with GAAP, in each case, for the three and six-month periods ended June 30, 2026 and 2025. The non-GAAP income adjustments referenced in the following tables do not reflect non-performance-based stock compensation expense of $6.3 million and $5.0 million for the three-month periods ended June 30, 2026 and 2025, respectively, and $9.5 million and $9.3 million for the six-month periods ended June 30, 2026 and 2025, respectively.

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited; in thousands except per share amounts)

	Three Months Ended June 30, 2026				Three Months Ended June 30, 2025			
	Pre-Tax	Tax Impact	After-Tax	Per Share Impact	Pre-Tax	Tax Impact	After-Tax	Per Share Impact
GAAP net income	$ 51,314	$ (12,511)	$ 38,803	$ 0.65	$ 43,379	$ (10,798)	$ 32,581	$ 0.54
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	18,718	(4,419)	14,299	0.24	18,980	(4,485)	14,495	0.24
Inventory mark-up related to acquisitions	—	—	—	—	67	(16)	51	0.00
Operating Expenses								
Contingent consideration expense	145	(33)	112	0.00	143	25	168	0.00
Amortization of intangibles	2,496	(589)	1,907	0.03	2,543	(601)	1,942	0.03
Performance-based share-based compensation (a)	6,621	(756)	5,865	0.10	5,879	(345)	5,534	0.09
Corporate restructuring (b)	2,159	(510)	1,649	0.03	2,587	(611)	1,976	0.03
Acquisition-related	2,568	(194)	2,374	0.04	2,140	(14)	2,126	0.04
Medical Device Regulation expenses (c)	1,452	(342)	1,110	0.02	1,634	(385)	1,249	0.02
Other (d)	—	—	—	—	50	(12)	38	0.00
Other (Income) Expense								
Long-term debt costs (e)	6,477	(1,529)	4,948	0.08	1,414	(334)	1,080	0.02
Gain on disposal of business unit	—	—	—	—	(249)	—	(249)	(0.00)
Other non-operating loss (f)	294	(82)	212	0.00	—	—	—	—
Non-GAAP net income	$ 92,244	$ (20,965)	$ 71,279	$ 1.19	$ 78,567	$ (17,576)	$ 60,991	$ 1.01
Diluted shares				60,006				60,611

Note: Certain per-share impacts may not sum to totals due to rounding.

14

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited; in thousands except per share amounts)

	Six Months Ended June 30, 2026				Six Months Ended June 30, 2025			
	Pre-Tax	Tax Impact	After-Tax	Per Share Impact	Pre-Tax	Tax Impact	After-Tax	Per Share Impact
GAAP net income	$ 104,860	$ (25,062)	$ 79,798	$ 1.33	$ 81,337	$ (18,609)	$ 62,728	$ 1.03
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	36,945	(8,722)	28,223	0.47	36,586	(8,645)	27,941	0.46
Inventory mark-up related to acquisitions	—	—	—	—	67	(16)	51	0.00
Operating Expenses								
Contingent consideration (benefit) expense	(34)	5	(29)	(0.00)	1,166	34	1,200	0.02
Amortization of intangibles	4,950	(1,168)	3,782	0.06	4,937	(1,167)	3,770	0.06
Performance-based share-based compensation (a)	12,429	(1,062)	11,367	0.19	10,653	(931)	9,722	0.16
Corporate restructuring (b)	2,159	(510)	1,649	0.03	2,587	(611)	1,976	0.03
Acquisition-related	6,811	(905)	5,906	0.10	2,156	(18)	2,138	0.04
Medical Device Regulation expenses (c)	2,070	(488)	1,582	0.03	3,228	(762)	2,466	0.04
Other (d)	—	—	—	—	29	(7)	22	0.00
Other (Income) Expense								
Long-term debt costs (e)	7,891	(1,863)	6,028	0.10	2,828	(668)	2,160	0.04
Gain on disposal of business unit	(12,502)	1,520	(10,982)	(0.18)	(249)	—	(249)	(0.00)
Other non-operating loss (f)	825	(207)	618	0.01	—	—	—	—
Non-GAAP net income	$ 166,404	$ (38,462)	$ 127,942	$ 2.13	$ 145,325	$ (31,400)	$ 113,925	$ 1.87
Diluted shares				60,010				60,945

Note: Certain per-share impacts may not sum to totals due to rounding.

15

16 Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (Unaudited; in thousands except percentages) Note: Certain percentages may not sum to totals due to rounding. Net Sales as Reported $ 418,843 $ 382,462 $ 800,720 $ 737,813 GAAP Operating Income 60,403 14.4% 46,880 12.3% 104,560 13.1% 87,913 11.9 % Cost of Sales Amortization of intangibles 18,718 4.5% 18,980 5.0% 36,945 4.6% 36,586 5.0 % Inventory mark-up related to acquisitions — — 67 0.0% — — 67 0.0 % Operating Expenses Contingent consideration expense (benefit) 145 0.0% 143 0.0% (34) (0.0) % 1,166 0.2 % Amortization of intangibles 2,496 0.6% 2,543 0.7% 4,950 0.6% 4,937 0.7 % Performance-based share-based compensation (a) 6,621 1.6% 5,879 1.5% 12,429 1.6% 10,653 1.4 % Corporate restructuring (b) 2,159 0.5% 2,587 0.7% 2,159 0.3% 2,587 0.4 % Acquisition-related 2,568 0.6% 2,140 0.6% 6,811 0.9% 2,156 0.3 % Medical Device Regulation expenses (c) 1,452 0.3% 1,634 0.4% 2,070 0.3% 3,228 0.4 % Other (d) — — 50 0.0% — — 29 0.0 % Non-GAAP Operating Income $ 94,562 22.6% $ 80,903 21.2% $ 169,890 21.2% $ 149,322 20.2 % Amounts % Sales Amounts % Sales Amounts % Sales Amounts % Sales Three Months Ended Three Months Ended Six Months Ended Six Months Ended June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025

17 Footnotes to Reconciliations of GAAP Net Income to Non-GAAP Net Income and GAAP Operating Income to Non-GAAP Operating Income a) Represents performance-based share-based compensation expense, including stock-settled and cash-settled awards. b) Includes employee termination benefits associated with activities related to corporate restructuring initiatives and costs to terminate certain distribution contracts from our Biolife Merger. c) Represents incremental expenses incurred to comply with the E.U. Medical Device Regulation. d) Represents costs to comply with Merit’s corporate integrity agreement with the U.S. Department of Justice. e) Represents costs associated with our Convertible Notes including the amortization of debt issuance costs and a one-time charge for additional interest incurred pursuant to Merit's obligation to remove restrictive legends. f) Includes equity method investment loss from equity investees.

18 Reconciliation of Reported Revenue to Constant Currency Revenue (Non-GAAP), and Constant Currency Revenue, Organic (Non-GAAP) (Unaudited; in thousands except percentages) (a) A non-GAAP financial measure. For a definition of this and other non-GAAP financial measures, see the section of this presentation entitled “Notes to Non-GAAP Financial Measures.” (b) On February 17, 2026, Merit sold certain assets relating to the DualCap product line to Health Line for $28 million, of which $25.5 million was paid to Merit at closing. % Change % Change Reported Revenue 9.5% $ 418,843 $ 382,462 8.5% $ 800,720 $ 737,813 Add: Impact of foreign exchange (2,987) — (10,923) — Constant Currency Revenue (a) 8.7% $ 415,856 $ 382,462 7.0% $ 789,797 $ 737,813 Less: Revenue from certain acquisitions — (4,660) (13,704) — Less: Revenue from divestitures (b) (5,296) — (1,644) (10,212) Constant Currency Revenue, Organic (a) 9.0% $ 411,196 $ 377,166 6.4% $ 774,449 $ 727,601 Three Months Ended Six Months Ended June 30, June 30, 2026 2025 2026 2025

19 Reconciliation of GAAP Gross Margin to Non-GAAP Gross Margin (Unaudited; as a percentage of reported revenue) Note: Certain percentages may not sum to totals due to rounding. 2026 2025 2026 2025 Reported Gross Margin 51.4% 48.2% 50.0% 48.3 % Add back impact of: Amortization of intangibles 4.5% 5.0% 4.6% 5.0 % Inventory mark-up related to acquisitions — % 0.0% — % 0.0 % Non-GAAP Gross Margin % 53.2 55.8% 54.6% 53.3 % June 30, Three Months Ended Six Months Ended June 30,

20 Reconciliation of Reported Cash Flow from Operations to Free Cash Flow (Unaudited; in thousands) Reported Cash Flow from Operations $ 109,957 $ 123,879 Less: Capital Expenditures (34,812) (33,340) Free Cash Flow $ 76,617 $ 89,067 Six Months Ended June 30, 2026 2025